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                                                        EXHIBIT 10.21

[IMPERIAL BANK LETTERHEAD]


October 15, 1997

ONYX PHARMACEUTICALS, INC.
3031 Research Drive, Bldg. A
Richmond, CA 94806

Attention:  Hollings Renton, CEO
            Douglas Blankenship, Director, Finance

Re:  Imperial Bank Loan No. 00700001230

Gentlemen:

With reference to the Credit Terms and Conditions dated March 10, 1997 with attached Addendum to the Credit Terms and Conditions also dated March 10, 1997 between Imperial Bank ("Bank") and ONYX Pharmaceuticals, Inc. ("Borrower") in connection with the above-referenced loan ("Loan") the Bank and Borrower hereby modify the following numbered terms and conditions of the Addendum to the Credit Terms and Conditions (hereinafter referred to as the "Addendum"):

1. Paragraph 2 of the Addendum is deleted in its entirety and is replaced with the following:

    "2.  MATURITY

    January 15, 2001."

2. Paragraph 3 of the Addendum is deleted in its entirety and is replaced with the following:

    "3.  TERMS

    Line shall be available for draws through January 15, 1998. Interest payable monthly through January 15, 1998, followed by equal monthly payments of principal plus interest.

3. Paragraph 5 of the Addendum is deleted in its entirety and is replaced with the following:

    "5.  BORROWING FORMULA

    Borrower shall be allowed up to $2,000,000 in non-formula advances. For amounts over $2,000,000, advances shall be limited to 100% against the invoice price of new equipment purchases (less tax and freight) and new leasehold improvements, and 100%


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ONYX Pharmaceuticals, Inc.
October 15, 1997
Page 2 of 2
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    against the book value of previously purchased equipment and leaseholds owned by Borrower without lien to a third party. Advances against leaseholds shall be limited to a maximum of $2,000,000."

Additional condition:

1. Borrower agrees to pay Bank a fee equal to 0.1875% of the difference between $7,000,000 and the total advances under this commitment as of January 15, 1998

Except for the above-described modifications, the Agreement shall remain unaltered and in full force and effect.

Please acknowledge your approval by signing and returning the original of this letter to me.

Sincerely,

/s/ Tom Jorgensen

Tom Jorgensen
Assistant Vice President
Emerging Growth Industries

Accepted and agreed to:

ONYX PHARMACEUTICALS, INC.


By:     /s/ Douglas Blankenship           By:     /s/ Hollings Renton
   ----------------------------------        --------------------------------
        Douglas Blankenship                       Hollings Renton

Title:  Director of Finance               Title:  CEO
      -------------------------------           -----------------------------

Date:   16 October 1997                   Date:   16 October 1997
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